Net Investment in Direct Finance Leases and Sales-Type Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Financing Receivable, Recorded Investment, Past Due [Line Items]
1-30 days past due	$ 133,906
31-60 days past due	619
61-90 days past due	0
Greater than 90 days past due	22,877
Total past due	157,402
Current	265,049
Total future minimum lease payments	$ 422,451	$ 326,273